Exhibit 24


POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS,
that the undersigned hereby constitutes and appoints each of Geoffrey P. Clear, Glen D. Weinstein and Gerald C. Kent, Jr., and any one of them acting singly, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing) to execute for and on behalf of the undersigned, in any and all of the undersigned's capacities, any and all statements on Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by iRobot Corporation (the "Company") in accordance with Sections 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as the undersigned might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN
WITNESS WHEREOF, this Power of Attorney has been signed as of November 7, 2005.

Acer Technology Ventures Management, LLC

Signature:  /s/
Ronald Chwang

Name:	Ronald Chwang

Title:  CEO and Partner



Acer Technology Ventures America, LLC

Signature:  /s/ Ronald
Chwang

Name:	Ronald Chwang

Title:  CEO and Partner



iD America 1, LLC

Signature:  /s/ Ronald Chwang


Name:	Ronald Chwang

Title:  CEO and Partner


Acer Technology
Ventures Fund, L.P.

Signature: /s/ Ronald Chwang

Name: Ronald
Chwang


IP Fund One, L.P.

Signature: /s/ Ronald Chwang


Name: Ronald Chwang


iD6 Fund, L.P.

Signture: /s/ Ronald
Chwang

Name: Ronald Chwang


Signature: /s/ Teh-Tsung Lai


Name: Teh-Tsung Lai


Signature: James C. Lu

Name: James C. Lu